UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2010

MEREDITH CORPORATION
(Exact name of registrant as specified in its charter)

IOWA	1-5128	42-0410230
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

1716 Locust Street, Des Moines, Iowa		50309-3023
(Address of principal executive offices)		(Zip Code)

(515) 284-3000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Meredith Corporation will present at the 7th Annual Citi Small/Mid Cap Conference and the Deutsche Bank 2010 Media and Telecommunications Conference on November 16 and 17, 2010, respectively.  Chief Executive Officer Stephen M. Lacy and Chief Financial Officer Joseph H. Ceryanec will discuss Company developments and respond to questions.  The slide presentation is attached as an exhibit.  An audio archive of the presentations will be accessible to the public on the Company's website, meredith.com.  The audio archive will remain there through December 17, 2010.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

	99	Slide presentation at the 7th Annual Citi Small/Mid Cap Conference and the Deutsche Bank 2010 Media and Telecommunications Conference on November 16 and 17, 2010, respectively.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEREDITH CORPORATION Registrant

/s/ Joseph H. Ceryanec

Joseph H. Ceryanec Vice President - Chief Financial Officer (Principal Financial and Accounting Officer)

Date: November 16, 2010

Index to Exhibits
Exhibit Number	Item

99	Slide presentation at the 7th Annual Citi Small/Mid Cap Conference and the Deutsche Bank 2010 Media and Telecommunications Conference on November 16 and 17, 2010, respectively.